UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2001




                        PIONEER NATURAL RESOURCES COMPANY
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)



             DELAWARE                     1-13245              75-2702753
----------------------------------      -----------       ----------------------
(State or other jurisdiction of         Commission            (I.R.S. Employer
incorporation or organization)          File Number       Identification Number)



1400 WILLIAMS SQUARE WEST, 5205 N. O'CONNOR BLVD., IRVING, TEXAS       75039
----------------------------------------------------------------     ----------
             (Address of principal executive offices)                (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001


                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                     Page

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

         (c)  Exhibits...........................................      3

Item 9.  Regulation FD Disclosure................................      3

Signatures.......................................................      4

Exhibit Index....................................................      5

                        PIONEER NATURAL RESOURCES COMPANY


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)   Exhibits

             99.1   Press Release dated April 26, 2001

ITEM 9.       REGULATION FD DISCLOSURE

       On April 26, 2001, Pioneer Natural Resources Company issued a press release reporting its financial and operating results for the three month period ended March 31, 2001. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PIONEER NATURAL RESOURCES COMPANY




Date:   April 26, 2001        By:     /s/ RICH DEALY
                                    -------------------------------------------
                                    Rich Dealy
                                    Vice President and Chief Accounting Officer

                                          PIONEER NATURAL RESOURCES COMPANY

                                                    EXHIBIT INDEX


Exhibit No.             Description

   99.1*                Press Release dated April 26, 2001


-------------
* filed herewith